Exhibit 99.2

On February 3, 2010, Equity Residential reported results for the year ended December 31, 2009.  All per share results are reported on a fully-diluted basis.

Year Ended December 31, 2009
For the year ended December 31, 2009, the company reported earnings of $1.27 per share compared to $1.46 per share for 2008.

Same Store Results
On a same store year over year comparison, which includes 113,598 apartment units, revenues decreased 2.9%, expenses decreased 0.1% and NOI decreased 4.6%.  The decrease in same store revenues was due to a 2.2% decrease in average rental rates and a 0.7% decrease in average occupancy to 93.8%.

Acquisitions/Dispositions
During 2009, the company acquired two properties, consisting of 566 units, for an aggregate purchase price of $145.0 million as well as a long-term leasehold interest in a land parcel located in Manhattan for a purchase price of $11.5 million.

Since the end of 2009, the company acquired five properties, consisting of 1,174 units, for an aggregate purchase price of $495.6 million.  This includes the acquisition of the two properties located in Manhattan which was previously announced on February 1, 2010.

During 2009, the company sold 54 consolidated properties, consisting of 11,055 apartment units, for an aggregate sale price of $905.2 million.

At-The-Market (ATM) Share Offering Program
During the fourth quarter of 2009, the company issued approximately 3.5 million common shares at an average price of $35.38 per share for total consideration of approximately $123.7 million.  In addition, during the first quarter of 2010, the company has issued approximately 1.1 million common shares at an average price of $33.87 per share for total consideration of approximately $35.8 million.  Cumulative to date, the company has issued approximately 4.6 million common shares at an average price of $35.03 per share for total consideration of approximately $159.5 million under this program.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements and information within the meaning of the federal securities laws.  These statements are based on current expectations, estimates, projections and assumptions made by management.  While Equity Residential’s management believes the assumptions underlying its forward-looking statements are reasonable, such information is inherently subject to uncertainties and may involve certain risks, including, without limitation, changes in general market conditions, including the rate of job growth and cost of labor and construction material, the level of new multifamily construction and development, competition and local government regulation.  Other risks and uncertainties are described under the heading “Risk Factors” in our Annual Report on Form 10-K and subsequent periodic reports filed with the Securities and Exchange Commission (SEC) and available on our website, www.equityresidential.com.  Many of these uncertainties and risks are difficult to predict and beyond management’s control.  Forward-looking statements are not guarantees of future performance, results or events.  Equity Residential assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Equity Residential
Consolidated Statements of Operations
(Amounts in thousands except per share data)
(Unaudited)

	Year Ended December 31,
	2009	2008
REVENUES
Rental income	$1,933,365	$1,964,954
Fee and asset management	10,346	10,715

Total revenues	1,943,711	1,975,669

EXPENSES
Property and maintenance	487,216	508,048
Real estate taxes and insurance	215,250	203,582
Property management	71,938	77,063
Fee and asset management	7,519	7,981
Depreciation	582,280	559,468
General and administrative	38,994	44,951
Impairment	11,124	116,418

Total expenses	1,414,321	1,517,511

Operating income	529,390	458,158

Interest and other income	16,684	33,515
Other expenses	(6,487)	(5,760)
Interest:
Expense incurred, net	(503,828)	(489,513)
Amortization of deferred financing costs	(12,794)	(9,684)

Income (loss) before income and other taxes, (loss) from investments in unconsolidated entities, net gain on sales of unconsolidated entities
and land parcels and discontinued operations	22,965	(13,284)
Income and other tax (expense) benefit	(2,808)	(5,284)
(Loss) from investments in unconsolidated entities	(2,815)	(107)
Net gain on sales of unconsolidated entities	10,689	2,876
Net gain on sales of land parcels	-	2,976
Income (loss) from continuing operations	28,031	(12,823)
Discontinued operations, net	353,998	449,236
Net income	382,029	436,413
Net (income) loss attributable to Noncontrolling Interests:
Operating Partnership	(20,305)	(26,126)
Preference Interests and Units	(9)	(15)
Partially Owned Properties	558	(2,650)
Net income attributable to controlling interests	362,273	407,622
Preferred distributions	(14,479)	(14,507)
Net income available to Common Shares	$347,794	$393,115

Earnings per share – basic:
Income (loss) from continuing operations available to Common Shares	$0.05	$(0.10)
Net income available to Common Shares	$1.27	$1.46
Weighted average Common Shares outstanding	273,609	270,012

Earnings per share – diluted:
Income (loss) from continuing operations available to Common Shares	$0.05	$(0.10)
Net income available to Common Shares	$1.27	$1.46
Weighted average Common Shares outstanding	290,105	270,012

Distributions declared per Common Share outstanding	$1.64	$1.93

Equity Residential
Consolidated Statements of Funds From Operations
(Amounts in thousands except per share data)
(Unaudited)

	Year Ended December 31,
	2009 (3)	2008 (3)

Net income	$382,029	$436,413
Adjustments:
Net (income) loss attributable to Noncontrolling Interests:
Preference Interests and Units	(9)	(15)
Partially Owned Properties	558	(2,650)
Depreciation	582,280	559,468
Depreciation – Non-real estate additions	(7,355)	(8,269)
Depreciation – Partially Owned and Unconsolidated Properties	759	4,157
Net (gain) on sales of unconsolidated entities	(10,689)	(2,876)
Discontinued operations:
Depreciation	18,095	43,440
Net (gain) on sales of discontinued operations	(335,299)	(392,857)
Net incremental (loss) on sales of condominium units	(385)	(3,932)

FFO (1) (2)	629,984	632,879
Preferred distributions	(14,479)	(14,507)

FFO available to Common Shares and Units – basic (1) (2)	$615,505	$618,372

(1)

The National Association of Real Estate Investment Trusts ("NAREIT") defines funds from operations ("FFO") (April 2002 White Paper) as net income (computed in accordance with accounting principles generally accepted in the United States ("GAAP")), excluding gains (or losses) from sales of depreciable property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.  Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.  The April 2002 White Paper states that gain or loss on sales of property is excluded from FFO for previously depreciated operating properties only.  Once the Company commences the conversion of units to condominiums, it simultaneously discontinues depreciation of such property.  FFO available to Common Shares and Units is calculated on a basis consistent with net income available to Common Shares and reflects adjustments to net income for preferred distributions and premiums on redemption of preferred shares in accordance with accounting principles generally accepted in the United States.  The equity positions of various individuals and entities that contributed their properties to the Operating Partnership in exchange for OP Units are collectively referred to as the "Noncontrolling Interests - Operating Partnership".  Subject to certain restrictions, the Noncontrolling Interests - Operating Partnership may exchange their OP Units for EQR Common Shares on a one-for-one basis.

(2)

The Company believes that FFO and FFO available to Common Shares and Units are helpful to investors as supplemental measures of the operating performance of a real estate company, because they are recognized measures of performance by the real estate industry and by excluding gains or losses related to dispositions of depreciable property and excluding real estate depreciation (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO and FFO available to Common Shares and Units can help compare the operating performance of a company's real estate between periods or as compared to different companies.  FFO and FFO available to Common Shares and Units do not represent net income, net income available to Common Shares or net cash flows from operating activities in accordance with GAAP.  Therefore, FFO and FFO available to Common Shares and Units should not be exclusively considered as alternatives to net income, net income available to Common Shares or net cash flows from operating activities as determined by GAAP or as a measure of liquidity.  The Company's calculation of FFO and FFO available to Common Shares and Units may differ from other real estate companies due to, among other items, variations in cost capitalization policies for capital expenditures and, accordingly, may not be comparable to such other real estate companies.

(3)

Effective January 1, 2009, companies are required to retrospectively expense certain implied costs of the option value related to convertible debt.  As a result, net income, FFO and FFO available to Common Shares and Units – basic have all been reduced by approximately $10.6 million and $13.3 million for the years ended December 31, 2009 and 2008, respectively.

Equity Residential
Consolidated Balance Sheets
(Amounts in thousands except for share amounts)
(Unaudited)

	December 31,	December 31,
	2009	2008
ASSETS
Investment in real estate
Land	$3,650,324	$3,671,299
Depreciable property	13,893,521	13,908,594
Projects under development	668,979	855,473
Land held for development	252,320	254,873
Investment in real estate	18,465,144	18,690,239
Accumulated depreciation	(3,877,564)	(3,561,300)
Investment in real estate, net	14,587,580	15,128,939

Cash and cash equivalents	193,288	890,794
Investments in unconsolidated entities	6,995	5,795
Deposits – restricted	352,008	152,732
Escrow deposits – mortgage	17,292	19,729
Deferred financing costs, net	46,396	53,817
Other assets	213,956	283,304
Total assets	$15,417,515	$16,535,110

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable	$4,783,446	$5,036,930
Notes, net	4,609,124	5,447,012
Lines of credit	-	-
Accounts payable and accrued expenses	58,537	108,463
Accrued interest payable	101,849	113,846
Other liabilities	272,236	289,562
Security deposits	59,264	64,355
Distributions payable	100,266	141,843
Total liabilities	9,984,722	11,202,011

Commitments and contingencies

Redeemable Noncontrolling Interests – Operating Partnership	258,280	264,394

Equity:
Shareholders' equity:
Preferred Shares of beneficial interest, $0.01 par value;
100,000,000 shares authorized; 1,950,925 shares issued
and outstanding as of December 31, 2009 and 1,951,475
shares issued and outstanding as of December 31, 2008	208,773	208,786
Common Shares of beneficial interest, $0.01 par value;
1,000,000,000 shares authorized; 279,959,048 shares issued
and outstanding as of December 31, 2009 and 272,786,760
shares issued and outstanding as of December 31, 2008	2,800	2,728
Paid in capital	4,477,426	4,273,489
Retained earnings	353,659	456,152
Accumulated other comprehensive income (loss)	4,681	(35,799)
Total shareholders' equity	5,047,339	4,905,356
Noncontrolling Interests:
Operating Partnership	116,120	137,645
Preference Interests and Units	-	184
Partially Owned Properties	11,054	25,520
Total Noncontrolling Interests	127,174	163,349
Total equity	5,174,513	5,068,705
Total liabilities and equity	$15,417,515	$16,535,110

Equity Residential
Portfolio Summary
As of December 31, 2009

					% of 2010	Average
				% of	Stabilized	Rental
	Markets	Properties	Units	Total Units	NOI	Rate (1)

1	DC Northern Virginia	27	9,107	6.6%	10.1%	$1,643
2	New York Metro Area	23	6,410	4.7%	9.5%	2,493
3	South Florida	39	13,013	9.5%	9.2%	1,262
4	Boston	36	6,503	4.7%	8.4%	2,057
5	Los Angeles	36	7,463	5.4%	7.9%	1,666
6	Seattle/Tacoma	47	10,645	7.8%	6.6%	1,234
7	San Francisco Bay Area	33	6,239	4.6%	5.7%	1,611
8	Phoenix	41	11,769	8.6%	5.2%	840
9	San Diego	14	4,491	3.3%	5.0%	1,610
10	Denver	23	7,963	5.8%	4.9%	1,002
11	Suburban Maryland	22	6,088	4.4%	4.8%	1,283
12	Orlando	26	8,042	5.9%	4.4%	968
13	Inland Empire, CA	14	4,519	3.3%	3.6%	1,301
14	Orange County, CA	10	3,307	2.4%	3.3%	1,482
15	Atlanta	23	7,157	5.2%	3.1%	904
16	New England (excluding Boston)	19	3,477	2.5%	2.0%	1,120
17	Jacksonville	12	3,951	2.9%	1.8%	851
18	Portland, OR	10	3,417	2.5%	1.6%	924
19	Tampa	9	2,878	2.1%	1.2%	893
20	Raleigh/Durham	6	1,584	1.2%	0.6%	734

	Top 20 Total	470	128,023	93.4%	98.9%	1,316

21	Central Valley, CA	5	804	0.6%	0.4%	984
22	Dallas/Ft. Worth	4	843	0.6%	0.1%	722
23	Other EQR	12	2,739	2.0%	0.6%	873

	Total	491	132,409	96.6%	100.0%	1,301

	Condominium Conversion	2	3	-	-	-
	Military Housing	2	4,595	3.4%	-	-

	Grand Total	495	137,007	100.0%	100.0%	$1,301

(1) Average rental rate is defined as total rental revenues divided by the weighted average occupied units for the month of December 2009.

Equity Residential

Portfolio as of December 31, 2009

			Properties	Units

	Wholly Owned Properties		432	118,796
	Partially Owned Properties:
	Consolidated		27	5,530
	Unconsolidated		34	8,086
	Military Housing		2	4,595

			495	137,007

Portfolio Rollforward 2009
($ in thousands)

				Purchase/
		Properties	Units	(Sale) Price

	12/31/2008	548	147,244

Acquisitions:
	Rental Properties (1)	2	566	$145,036
	Land Parcel (one)	-	-	$11,500
Dispositions:
	Rental Properties:
	Consolidated	(54)	(11,055)	$(905,219)
	Unconsolidated (1) (2)	(6)	(1,434)	$(96,018)
	Condominium Conversion Properties	(1)	(62)	$(12,021)
Completed Developments		6	1,866
Configuration Changes		-	(118)

	12/31/2009	495	137,007

(1)	Both the acquisition and disposition amounts do not include the Company's buyout of its partner's interest in one previously unconsolidated property. See the Partially Owned Entities schedule for additional discussion.

(2)	EQR owned a 25% interest in these unconsolidated rental properties. Sale price listed is the gross sale price.

Equity Residential
2009 vs. 2008
Same Store Results/Statistics
$ in thousands (except for Average Rental Rate) - 113,598 Same Store Units

	Results			Statistics
				Average
				Rental
Description	Revenues	Expenses	NOI (1)	Rate (2)	Occupancy	Turnover

2009	$1,725,774	$644,294	$1,081,480	$1,352	93.8%	61.0%
2008	$1,778,183	$645,123	$1,133,060	$1,383	94.5%	63.7%

Change	$(52,409)	$(829)	$(51,580)	$(31)	(0.7%)	(2.7%)

Change	(2.9%)	(0.1%)	(4.6%)	(2.2%)

(1)	The Company's primary financial measure for evaluating each of its apartment communities is net operating income ("NOI"). NOI represents rental income less property and maintenance expense, real estate tax and insurance expense, and property management expense. The Company believes that NOI is helpful to investors as a supplemental measure of the operating performance of a real estate company because it is a direct measure of the actual operating results of the Company's apartment communities.

(2)	Average rental rate is defined as total rental revenues divided by the weighted average occupied units for the period.

Equity Residential
Same Store Operating Expenses
$ in thousands - 113,598 Same Store Units

					% of Actual
					2009
	Actual	Actual	$	%	Operating
	2009	2008	Change	Change	Expenses

Real estate taxes	$173,113	$171,234	$1,879	1.1%	26.9%
On-site payroll (1)	155,912	156,601	(689)	(0.4%)	24.2%
Utilities (2)	100,184	99,045	1,139	1.1%	15.5%
Repairs and maintenance (3)	94,556	95,142	(586)	(0.6%)	14.7%
Property management costs (4)	63,854	67,126	(3,272)	(4.9%)	9.9%
Insurance	21,689	20,890	799	3.8%	3.4%
Leasing and advertising	15,664	15,043	621	4.1%	2.4%
Other operating expenses (5)	19,322	20,042	(720)	(3.6%)	3.0%

Same store operating expenses	$644,294	$645,123	$(829)	(0.1%)	100.0%

(1)	On-site payroll - Includes payroll and related expenses for on-site personnel including property managers, leasing consultants and maintenance staff.

(2)	Utilities - Represents gross expenses prior to any recoveries under the Resident Utility Billing System ("RUBS"). Recoveries are reflected in rental income.

(3)	Repairs and maintenance - Includes general maintenance costs, unit turnover costs including interior painting, routine landscaping, security, exterminating, fire protection, snow removal, elevator, roof and parking lot repairs and other miscellaneous building repair costs.

(4)	Property management costs - Includes payroll and related expenses for departments, or portions of departments, that directly support on-site management. These include such departments as regional and corporate property management, property accounting, human resources, training, marketing and revenue management, procurement, real estate tax, property legal services and information technology.

(5)	Other operating expenses - Includes administrative costs such as office supplies, telephone and data charges and association and business licensing fees.

Equity Residential

Debt Summary as of December 31, 2009
(Amounts in thousands)

								Weighted
							Weighted	Average
							Average	Maturities
					Amounts (1)	% of Total	Rates (1)	(years)

Secured					$4,783,446	50.9%	4.89%	8.9
Unsecured					4,609,124	49.1%	5.31%	4.9

	Total				$9,392,570	100.0%	5.11%	6.9

Fixed Rate Debt:
	Secured - Conventional				$3,773,008	40.2%	5.89%	7.6
	Unsecured - Public/Private				3,771,700	40.1%	5.93%	5.4

	Fixed Rate Debt				7,544,708	80.3%	5.91%	6.5

Floating Rate Debt:
	Secured - Conventional				382,939	4.0%	2.18%	4.2
	Secured - Tax Exempt				627,499	6.7%	0.65%	20.5
	Unsecured - Public/Private				801,824	8.6%	1.37%	1.7
	Unsecured - Tax Exempt				35,600	0.4%	0.37%	19.0
	Unsecured - Revolving Credit Facility				-	-	-	2.2

	Floating Rate Debt				1,847,862	19.7%	1.28%	8.7

Total					$9,392,570	100.0%	5.11%	6.9

(1)	Net of the effect of any derivative instruments. Weighted average rates are for the year ended December 31, 2009.

	Note: The Company capitalized interest of approximately $34.9 million and $60.1 million during the years ended December 31, 2009 and 2008, respectively.

Debt Maturity Schedule as of December 31, 2009
(Amounts in thousands)

							Weighted	Weighted
							Average Rates	Average
	Fixed		Floating				on Fixed	Rates on
Year	Rate (1)		Rate (1)		Total	% of Total	Rate Debt (1)	Total Debt (1)

2010	$34,123		$568,310	(2)	$602,433	6.4%	7.61%	1.36%
2011	1,066,274	(3)	261,805		1,328,079	14.1%	5.52%	4.83%
2012	739,469		3,362		742,831	7.9%	5.48%	5.48%
2013	266,347		301,824		568,171	6.1%	6.76%	4.89%
2014	517,443		-		517,443	5.5%	5.28%	5.28%
2015	355,632		-		355,632	3.8%	6.41%	6.41%
2016	1,089,236		39,999		1,129,235	12.0%	5.32%	5.25%
2017	1,346,553		456		1,347,009	14.3%	5.87%	5.87%
2018	336,086		44,677		380,763	4.1%	5.95%	5.57%
2019	502,244		20,766		523,010	5.6%	5.19%	5.01%
2020+	1,291,301		606,663		1,897,964	20.2%	6.11%	5.07%

Total	$7,544,708		$1,847,862		$9,392,570	100.0%	5.85%	5.03%

(1)	Net of the effect of any derivative instruments. Weighted average rates are as of December 31, 2009.

(2)	Includes the Company's $500.0 million floating rate term loan facility, which matures on October 5, 2010, subject to two one-year extension options exercisable by the Company.

(3)	Includes $482.5 million face value of 3.85% convertible unsecured debt with a final maturity of 2026. The notes are callable by the Company on or after August 18, 2011. The notes are putable by the holders on August 18, 2011, August 15, 2016 and August 15, 2021.

Equity Residential
Unsecured Debt Summary as of December 31, 2009
(Amounts in thousands)

						Unamortized
		Coupon	Due		Face	Premium/	Net
		Rate	Date		Amount	(Discount)	Balance

	Fixed Rate Notes:
		6.950%	03/02/11	(1)	$93,096	$990	$94,086
		6.625%	03/15/12	(2)	253,858	(412)	253,446
		5.500%	10/01/12	(3)	222,133	(602)	221,531
		5.200%	04/01/13	(4)	400,000	(385)	399,615
		5.250%	09/15/14		500,000	(289)	499,711
		6.584%	04/13/15		300,000	(590)	299,410
		5.125%	03/15/16		500,000	(332)	499,668
		5.375%	08/01/16		400,000	(1,221)	398,779
		5.750%	06/15/17		650,000	(3,815)	646,185
		7.125%	10/15/17		150,000	(505)	149,495
		7.570%	08/15/26		140,000	-	140,000
		3.850%	08/15/26	(5)	482,545	(12,771)	469,774
	Fair Value Derivative Adjustments			(4)	(300,000)	-	(300,000)

					3,791,632	(19,932)	3,771,700

	Floating Rate Tax Exempt Notes:
		7-Day SIFMA	12/15/28	(6)	35,600	-	35,600

	Floating Rate Notes:
			04/01/13	(4)	300,000	-	300,000
	Fair Value Derivative Adjustments			(4)	1,824	-	1,824
	Term Loan Facility	LIBOR+0.50%	10/05/10	(6) (7)	500,000	-	500,000
					801,824	-	801,824

	Revolving Credit Facility:	LIBOR+0.50%	02/28/12	(8)	-	-	-

	Total Unsecured Debt				$4,629,056	$(19,932)	$4,609,124

	Note: SIFMA stands for the Securities Industry and Financial Markets Association and is the tax-exempt index equivalent of LIBOR.

(1)	On January 27, 2009, the Company repurchased $185.2 million of these notes at par pursuant to a cash tender offer announced on January 16, 2009. On December 10, 2009, the Company repurchased $21.7 million of these notes at a price of 106% of par pursuant to a cash tender offer announced on December 2, 2009.

(2)	On December 10, 2009, the Company repurchased $146.1 million of these notes at a price of 108% of par pursuant to a cash tender offer announced on December 2, 2009.

(3)	On December 10, 2009, the Company repurchased $127.9 million of these notes at a price of 107% of par pursuant to a cash tender offer announced on December 2, 2009.

(4)	$300.0 million in fair value interest rate swaps converts a portion of the 5.200% notes due April 1, 2013 to a floating interest rate.

(5)	Convertible notes mature on August 15, 2026. The notes are callable by the Company on or after August 18, 2011. The notes are putable by the holders on August 18, 2011, August 15, 2016 and August 15, 2021. During the quarter ended March 31, 2009, the Company repurchased $17.5 million of these notes at a price of 88.4% of par. On December 31, 2009, the Company repurchased $48.5 million of these notes at par pursuant to a cash tender offer announced on December 2, 2009. Effective January 1, 2009, companies are required to expense the implied option value inherent in convertible debt. In conjunction with this requirement, the Company recorded an adjustment of $17.3 million to the beginning balance of the discount on its convertible notes.

(6)	Notes are private. All other unsecured debt is public.

(7)	Represents the Company's $500.0 million term loan facility, which matures on October 5, 2010, subject to two one-year extension options exercisable by the Company.

(8)	As of December 31, 2009, there was no amount outstanding and approximately $1.37 billion available on the Company's unsecured revolving credit facility.

Equity Residential
Debt Repurchases
(Amounts in thousands)

	2009 Activity
	Bonds	Price	Price	Extinguishment	Write-off of Unamortized
Security	Retired	Paid	to Par	(Loss)/Gain	Costs

2009 4.75% Public Notes	$105,161	$105,161	100.0%	$-	$(125)

2011 6.95% Public Notes	206,904	208,207	100.6%	(1,303)	(1,202)

2012 6.625% Public Notes	146,142	157,833	108.0%	(11,691)	(499)

2012 5.50% Public Notes	127,867	136,818	107.0%	(8,951)	(912)

2026 3.85% Convertible Notes (1)	66,012	63,992	96.9%	2,020	(2,634)

Total	$652,086	$672,011	103.1%	$(19,925)	$(5,372)

(1) 2026 3.85% Convertible Notes are putable to the Company in 2011.

Equity Residential

Capital Structure as of December 31, 2009
(Amounts in thousands except for share/unit and per share amounts)

	Secured Debt				$4,783,446	50.9%
	Unsecured Debt				4,609,124	49.1%

Total Debt					9,392,570	100.0%	48.1%

	Common Shares (includes Restricted Shares)		279,959,048	95.2%
Units			14,197,969	4.8%

Total Shares and Units			294,157,017	100.0%
Common Share Equivalents (see below)			398,038

Total outstanding at quarter-end			294,555,055
Common Share Price at December 31, 2009			$33.78
					9,950,070	98.0%
Perpetual Preferred Equity (see below)					200,000	2.0%

Total Equity					10,150,070	100.0%	51.9%

Total Market Capitalization					$19,542,640		100.0%

Convertible Preferred Equity as of December 31, 2009
(Amounts in thousands except for share and per share amounts)

				Annual	Annual	Weighted		Common
	Redemption	Outstanding	Liquidation	Dividend	Dividend	Average	Conversion	Share
Series	Date	Shares	Value	Per Share	Amount	Rate	Ratio	Equivalents

Preferred Shares:
7.00% Series E	11/1/98	328,466	$8,212	$1.75	$575		1.1128	365,517
7.00% Series H	6/30/98	22,459	561	1.75	39		1.4480	32,521

Total Convertible Preferred Equity		350,925	$8,773		$614	7.00%		398,038

Perpetual Preferred Equity as of December 31, 2009
(Amounts in thousands except for share and per share amounts)

				Annual	Annual	Weighted
	Redemption	Outstanding	Liquidation	Dividend	Dividend	Average
Series	Date	Shares	Value	Per Share	Amount	Rate

Preferred Shares:
8.29% Series K	12/10/26	1,000,000	$50,000	$4.145	$4,145
6.48% Series N	6/19/08	600,000	150,000	16.20	9,720

Total Perpetual Preferred Equity		1,600,000	$200,000		$13,865	6.93%

Equity Residential
Common Share and Unit
Weighted Average Amounts Outstanding

		2009	2008 (1)

Weighted Average Amounts Outstanding for Net Income Purposes:
	Common Shares - basic	273,609,477	270,011,946
	Shares issuable from assumed conversion/vesting of:
	- OP Units	15,557,540	-
	- long-term compensation award shares/units	938,094	-

	Total Common Shares and Units - diluted	290,105,111	270,011,946

Period Ending Amounts Outstanding:
	Common Shares (includes Restricted Shares)	279,959,048
	Units	14,197,969

	Total Shares and Units	294,157,017

(1)	Potential common shares issuable from the assumed conversion of OP Units and the exercise/vesting of long-term compensation award shares/units are automatically anti-dilutive and therefore excluded from the diluted earnings per share calculation as the Company had a loss from continuing operations for the year ended December 31, 2008.

Equity Residential
Partially Owned Entities as of December 31, 2009
(Amounts in thousands except for project and unit amounts)

		Consolidated					Unconsolidated
		Development Projects
		Held for					Institutional
		and/or Under	Completed, Not	Completed			Joint
		Development	Stabilized (4)	and Stabilized	Other	Total	Ventures (5)

Total projects	(1)	-	3	3	21	27	34

Total units	(1)	-	1,024	710	3,796	5,530	8,086

Debt - Secured (2):
EQR Ownership (3)		$303,253	$218,965	$113,385	$219,136	$854,739	$101,809
Noncontrolling Ownership		-	-	-	82,732	82,732	305,426

Total (at 100%)		$303,253	$218,965	$113,385	$301,868	$937,471	$407,235

(1)		Project and unit counts exclude all uncompleted development projects until those projects are substantially completed. See the Consolidated Development Projects schedule for more detail.

(2)		All debt is non-recourse to the Company with the exception of $42.2 million in mortgage debt on various development projects. In addition, $66.0 million in mortgage debt on one development project will become recourse to the Company upon completion of that project.

(3)		Represents the Company's current economic ownership interest.

(4)		Projects included here are substantially complete. However, they may still require additional exterior and interior work for all units to be available for leasing.

(5)		Unconsolidated debt maturities and rates for institutional joint ventures are as follows: $112.6 million, May 1, 2010, 8.33%; $121.0 million, December 1, 2010, 7.54%; $143.8 million, March 1, 2011, 6.95%; and $29.8 million, July 1, 2019, 5.305%. A portion of this mortgage debt is also partially collateralized by $42.6 million in unconsolidated restricted cash set aside from the net proceeds of property sales. During the third quarter of 2009, the Company acquired its partner's interest in one of the previously unconsolidated properties containing 250 units for $18.5 million and as a result, the project is now consolidated and wholly owned.

Equity Residential Consolidated Development Projects as of December 31, 2009 (Amounts in thousands except for project and unit amounts)

					Total Book
			Total	Total	Value Not						Estimated	Estimated
		No. of	Capital	Book Value	Placed in	Total		Percentage	Percentage	Percentage	Completion	Stabilization
Projects	Location	Units	Cost (1)	to Date	Service	Debt		Completed	Leased	Occupied	Date	Date

Projects Under Development - Wholly Owned:
70 Greene (a.k.a. 77 Hudson)	Jersey City, NJ	480	$269,958	$264,663	$264,663	$-		98%	57%	53%	Q1 2010	Q1 2011
Red 160 (a.k.a. Redmond Way)	Redmond, WA	250	84,382	51,920	51,920	-		62%	-	-	Q1 2011	Q1 2012

Projects Under Development - Wholly Owned		730	354,340	316,583	316,583	-

Projects Under Development - Partially Owned:
The Brooklyner (a.k.a. 111 Lawrence Street)	Brooklyn, NY	490	283,968	227,882	227,882	105,217		85%	13%	2%	Q3 2010	Q3 2011
Westgate	Pasadena, CA	480	170,558	124,514	124,514	163,160	(2)	70%	11%	5%	Q2 2011	Q2 2012

Projects Under Development - Partially Owned		970	454,526	352,396	352,396	268,377

Projects Under Development		1,700	808,866	668,979	668,979	268,377	(3)

Completed Not Stabilized - Wholly Owned (4):
Third Square (a.k.a. 303 Third) (5)	Cambridge, MA	482	257,457	256,263	-	-			81%	78%	Completed	Q3 2010
Reserve at Town Center II	Mill Creek, WA	100	24,464	20,591	-	-			69%	60%	Completed	Q3 2010
Reunion at Redmond Ridge	Redmond, WA	321	53,175	53,151	-	-			54%	52%	Completed	Q1 2011

Projects Completed Not Stabilized - Wholly Owned		903	335,096	330,005	-	-

Completed Not Stabilized - Partially Owned (4):
Veridian (a.k.a. Silver Spring)	Silver Spring, MD	457	149,962	149,289	-	113,282			97%	95%	Completed	Q1 2010
Montclair Metro	Montclair, NJ	163	48,730	45,076	-	33,434			49%	40%	Completed	Q3 2010
Red Road Commons	South Miami, FL	404	128,816	125,460	-	72,249			82%	78%	Completed	Q4 2010

Projects Completed Not Stabilized - Partially Owned		1,024	327,508	319,825	-	218,965

Projects Completed Not Stabilized		1,927	662,604	649,830	-	218,965

Completed and Stabilized During the Quarter - Wholly Owned:
Mosaic at Metro	Hyattsville, MD	260	59,733	59,643	-	45,418			96%	95%	Completed	Stabilized

Projects Completed and Stabilized During the Quarter - Wholly Owned		260	59,733	59,643	-	45,418

Completed and Stabilized During the Quarter - Partially Owned:
1401 South State (a.k.a. City Lofts)	Chicago, IL	278	68,923	68,455	-	52,125			93%	91%	Completed	Stabilized

Projects Completed and Stabilized During the Quarter - Partially Owned		278	68,923	68,455	-	52,125

Projects Completed and Stabilized During the Quarter		538	128,656	128,098	-	97,543

Total Projects		4,165	$1,600,126	$1,446,907	$668,979	$584,885

Land Held for Development		N/A	N/A	$252,320	$252,320	$34,876

(1) Total capital cost represents estimated development cost for projects under development and/or developed and all capitalized costs incurred to date plus any estimates of costs remaining to be funded for all projects, all in accordance with GAAP.

(2) Debt is primarily tax-exempt bonds that are entirely outstanding with $47.4 million held in escrow by the lender and released as draw requests are made. This escrowed amount is classified as "Deposits - restricted" in the consolidated balance sheets at December 31, 2009.

(3) Of the approximately $139.9 million of capital cost remaining to be funded at 12/31/09 for projects under development, $102.1 million will be funded by fully committed third party bank loans and the remaining $37.8 million will be funded by cash on hand.

(4) Properties included here are substantially complete. However, they may still require additional exterior and interior work for all units to be available for leasing.

(5) Third Square - Both the percentage leased and percentage occupied reflect the full 482 units included in phases I & II. Phase I is 96% leased and 94% occupied. Phase II is 58% leased and 53% occupied.

Equity Residential Repairs and Maintenance Expenses and Capital Expenditures to Real Estate For the Year Ended December 31, 2009 (Amounts in thousands except for unit and per unit amounts)

		Capital Expenditures to Real Estate

				Building
	Total	Replacements	Avg.	Improvements	Avg.		Avg.
	Units (1)	(2)	Per Unit	(3)	Per Unit	Total	Per Unit

Same Store Properties (4)	113,598	$69,808	$614	$44,611	$393	$114,419	$1,007	(7)

Non-Same Store Properties (5)	10,728	2,361	240	3,675	374	6,036	614

Other (6)	-	2,130		1,352		3,482

Total	124,326	$74,299		$49,638		$123,937

(1)				Total Units - Excludes 8,086 unconsolidated units and 4,595 military housing units, for which repairs and maintenance expenses and capital expenditures to real estate are self-funded and do not consolidate into the Company's results.

(2)				Replacements - Includes new expenditures inside the units such as appliances, mechanical equipment, fixtures and flooring, including carpeting. Replacements for same store properties also include $28.0 million spent on various assets related to unit renovations/rehabs (primarily kitchens and baths) designed to reposition these assets for higher rental levels in their respective markets.

(3)				Building Improvements - Includes roof replacement, paving, amenities and common areas, building mechanical equipment systems, exterior painting and siding, major landscaping, vehicles and office and maintenance equipment.

(4)				Same Store Properties - Primarily includes all properties acquired or completed and stabilized prior to January 1, 2008, less properties subsequently sold.

(5)				Non-Same Store Properties - Primarily includes all properties acquired during 2008 and 2009, plus any properties in lease-up and not stabilized as of January 1, 2008. Per unit amounts are based on a weighted average of 9,823 units.

(6)				Other - Primarily includes expenditures for properties sold during the period.

(7)				For 2010, the Company estimates that it will spend approximately $1,075 per unit of capital expenditures for its same store properties inclusive of unit renovation/rehab costs, or $825 per unit excluding unit renovation/rehab costs.

Equity Residential
Discontinued Operations
(Amounts in thousands)

	Year Ended
	December 31,
	2009	2008

REVENUES
Rental income	$72,823	$173,243

Total revenues	72,823	173,243

EXPENSES (1)
Property and maintenance	26,681	52,785
Real estate taxes and insurance	9,062	19,853
Property management	-	(62)
Depreciation	18,095	43,440
General and administrative	34	29

Total expenses	53,872	116,045

Discontinued operating income	18,951	57,198

Interest and other income	21	249
Other expenses	(1)	-
Interest (2):
Expense incurred, net	(1,104)	(2,897)
Amortization of deferred financing costs	(333)	(17)
Income and other tax (expense) benefit	1,165	1,846

Discontinued operations	18,699	56,379
Net gain on sales of discontinued operations	335,299	392,857

Discontinued operations, net	$353,998	$449,236

(1)	Includes expenses paid in the current period for properties sold or held for sale in prior periods related to the Company’s period of ownership.

(2)	Includes only interest expense specific to secured mortgage notes payable for properties sold and/or held for sale.

Equity Residential Additional Reconciliations (Amounts in thousands)

Same Store NOI Reconciliation

The following table presents reconciliations of operating income per the consolidated statements of operations to NOI for the 2009 Same Store Properties:

	Year Ended December 31,
	2009	2008

Operating income	$529,390	$458,158
Adjustments:
Non-same store operating results	(77,481)	(43,201)
Fee and asset management revenue	(10,346)	(10,715)
Fee and asset management expense	7,519	7,981
Depreciation	582,280	559,468
General and administrative	38,994	44,951
Impairment	11,124	116,418

Same store NOI	$1,081,480	$1,133,060